SEGMENT REPORTING	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
SEGMENT REPORTING

NOTE – 15 SEGMENT REPORTING

The Company derives revenue by engaging civil engineering services that specializes in subsurface utility works including but not limited to, public utility projects, electrical and telecommunication cable laying works, water pipeline works and sewer rehabilitation works. As a result, the Company operates as one operating and reportable segment which the Company operates in and manages its business activities on a consolidated basis.

The accounting policies of the segment are the same as those described in Note “2. Summary of Significant Accounting Policies”. The Company’s CODM uses net income to measure segment profit or loss and assesses performance against expectations to make resource allocation decisions and uses total assets as reported on the consolidated balance sheets to measure segment assets. Additionally, the CODM reviews and uses functional expenses included in net income to manage the Company’s operations and assess operating profitability. The Company operates as one operating and reportable segment, and as such the significant segment expenses regularly provided to the CODM are those presented on the consolidated statements of operations. These significant segment expense include mainly cost of revenue, selling and distribution expenses, and general and administrative expenses. Other segment items that are presented on the consolidated statements of operations include interest and other income (expense), net, provision for income taxes, and non-recurring items such as stock-based compensation. The Company’s entity-wide disclosures, including the breakout of revenue between services are included in Note 16 to the consolidated financial statements.